EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yang Chin Leong, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-Q of Asia Pacific Boiler Corporation for the quarter ended September 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Asia Pacific Boiler Corporation.

Dated: November 19, 2013

/s/ Yang Chin Leong
Yang Chin Leong
Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Asia Pacific Boiler Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Asia Pacific Boiler Corporation and will be retained by Asia Pacific Boiler Corporation and furnished to the Securities and Exchange Commission or its staff upon request.